SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May  20, 2003

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

Delaware	333-103345	94-2528990
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

ITEM 1.  Changes in Control of Registrant.   Not Applicable.

ITEM 2.  Acquisition or Disposition of Assets.   Not Applicable.

ITEM 3.  Bankrupty or Receivership.   Not Applicable.

ITEM 4.  Changes in Registrant's Certifying Accountant.   Not Applicable.

ITEM 5.  Other Events.   Not Applicable.

ITEM 6.  Resignations of Registrant's Directors.   Not Applicable.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

The exhibit 7.2 to the Form 8-K filed by Washington Mutual Mortgage Securities Corp. on May 2, 2003 is hereby amended as follows:

7.2	Loss Severity Security Analysis for 1999, 2000, 2001

PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1999 – 1

PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1999 – 2

PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1999 – 3

PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1999 – 4

PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1999 – 5

PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1999 – 8

PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1999 – 9

PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1999 – 10

PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1999 – 11

PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1999 – 12

PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 2000 – 1

PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 2000 — 3

PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 2000 — 4

PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 2000 – 6

PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 2000 – 8

PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 2001 –1

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2001-3

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2001-6

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2001-7

ITEM 8.  Change in Fiscal Year.   Not Applicable.

ITEM 9.  Regulation FD Disclosure.   See Item 7.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Date: May 20, 2003	By:	/s/ Richard Careaga Richard Careaga First Vice President and Counsel